[PRUDENTIAL FINANCIAL LOGO]

                                                                    Exhibit 4(b)

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                                   ENDORSEMENT

This Endorsement is made a part of the Contract to which it is attached and is effective immediately. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the sections of the Contract mentioned below.

1. We replace the definition of "Annuitant" in the "Definitions" section of the Contract with the following:

            ANNUITANT: The person named on the Contract Data pages upon whose continuation of life any Annuity Payment involving life contingencies depends. You may only change the Annuitant with our prior approval. If the Annuitant dies before the Annuity Date, the Co-Annuitant, if applicable, becomes the Annuitant. If there is no surviving Co-Annuitant, and the Annuitant was not the Owner, the Owner becomes the Annuitant. You then have 60 days from the date we receive due proof of death of the Annuitant or Co-Annuitant to name a new Annuitant. If no new Annuitant is named during that 60 day period, the Owner will remain the Annuitant.

2. We replace the definition of "Annuity Date" in the "Definitions" section of the Contract with the following:

            ANNUITY DATE: The date the first Annuity or Settlement Payment to the Payee is due. The Annuity Date is shown on the original Contract Data pages. You may change the Annuity Date only with our permission. After the first Contract Year, any such changed Annuity Date must be earlier than the date shown on the Contract Data pages, cannot precede the second Contract Anniversary and must be consistent with applicable law at the time. If there is a new Annuitant due to the death of the Annuitant or the assignment of the Contract, and the new Annuitant is older than the prior Annuitant, the Annuity Date will be based on the age of the new Annuitant; however any such changed Annuity Date must be earlier than the date shown on the Contract Data pages, cannot be later than the Contract Anniversary next following the new Annuitant's 95th birthday and must be consistent with applicable law at the time.

3. The second paragraph of the "Withdrawal Charge" provisions under the "Withdrawals" section of the Contract is replaced with the following:


ORD 112381

            For purposes of determining the Withdrawal Charge, withdrawals will be taken first from Purchase Payments before Earnings, on a first-in, first-out basis. Once all Purchase Payments have been withdrawn, further withdrawals will be taken from any Earnings. Earnings are not subject to Withdrawal Charges.

4. The following is added to the "Special Tax Considerations" provision of the "Death Benefit" section of the Contract:

            If the Internal Revenue Service determines that the deductions for one or more benefits under this Contract, including, without limitation, any supplemental benefit added by endorsement, are taxable withdrawals, then the Owner may cancel the affected benefit(s) within 90 days after written notice from us.

5. The following provision is added to the "General Provisions" section of the Contract:

            INACTIVE CONTRACT: If permitted by law, we may terminate this Contract by paying you the Contract Value in one sum, if prior to the Annuity Date, (i) you have made no Purchase Payments for two consecutive Contract Years, and (ii) the total amount of Purchase Payments made, less any partial withdrawals, is less than $2,000, and (iii) the Contract Value on and after the end of such two Contract Year period is less than $2,000.

6. The "Option 2 Table" appearing in the "Annuity Option Payment Tables" section of the Contract is extended as follows:

                                 OPTION 2 TABLE
                          Amount of Annuity Payment for
                     Each $1,000 applied on the Annuity Date

ADJUSTED AGE    MALE      FEMALE              ADJUSTED AGE    MALE       FEMALE
      81      $ 7.86      $ 7.56                   89        $ 8.98      $ 8.89
      82        8.03        7.76                   90          9.07        9.00
      83        8.19        7.95                   91          9.16        9.10
      84        8.34        8.14                   92          9.24        9.19
      85        8.49        8.31                   93          9.31        9.27
      86        8.62        8.48                   94          9.37        9.34
      87        8.75        8.63                   95          9.43        9.39
      88        8.87        8.77

Except as modified herein, all terms and conditions of the Contract remain unchanged.

                                    Pruco Life Insurance Company


                                    By
                                                Secretary
ORD 112381

[PRUDENTIAL FINANCIAL LOGO]

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                                  ENDORSEMENT

This Endorsement is made a part of the Contract to which it is attached and is effective immediately. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the sections of the Contract mentioned below.

1. We amend the "Definitions" section of the Contract to add the following new definitions:

            CREDIT: An amount we add to your Contract Value if you make a Credit Election.

            CREDIT ELECTION: Your election to have a Credit amount added to your Contract Value in accordance with the Credit Election section of this Endorsement. At least 30 calendar days prior to the applicable Contract Anniversary, we will notify you of your option to make a Credit Election. In order to have the Credit amount added to your Contract Value, we must receive your Credit Election in Good Order no later than the applicable Contract Anniversary. This option is not available if the Annuitant or Co-Annuitant is age 81 or older on the Contract Date, or if your Contract has been continued under the Spousal Continuance Benefit.

2. We replace the "Contract Surrender Value" definition appearing in the "Definitions" section of the Contract with the following:

            CONTRACT SURRENDER VALUE: The Contract Value less any applicable Premium Tax charge, Withdrawal Charge, Credit Election Withdrawal Charge or Contract Maintenance Charge.


ORD 112389

3.    We add the following new section to the Contract:

                                 CREDIT ELECTION

            At least [30] calendar days prior to your [3rd] Contract Anniversary, we will notify you of your option to have a Credit amount added to your Contract Value. This option is not available if the Annuitant or Co-Annuitant is age 81 or older on the Contract Date, or if your Contract has been continued under the Spousal Continuance Benefit. The Credit amount will be determined by applying a percentage no less than [.05%] to the Contract Value as of the applicable Contract Anniversary. If you do not elect to receive the Credit, we will not make this offer again and any subsequent Credit offers will not be available to you. Otherwise, we will make this same offer at least [30] calendar days prior to your [6th] Contract Anniversary. The Credit will be allocated to the [Allocation Options] in the same proportion as the Contract Value on the Contract Anniversary. If we do not receive a Credit Election in Good Order by your Contract Anniversary date no Credit amount will be added to your Contract Value.

            If you make a Credit Election you will be subject to the following Credit Election Withdrawal Charges depending upon the number of Contract Years since that Credit Election:

      Contract Years Since Credit Election            Credit Election Withdrawal Charge
      ------------------------------------            ---------------------------------
                      [0                                             7%
                      1                                              7%
                      2                                              7%
                      3                                              0%]

      The amount of the Credit Election Withdrawal Charge is a percentage of the amount withdrawn that is subject to the charge. The Credit Election Withdrawal Charge will be determined and applied in the same manner as the Withdrawal Charge described in the Withdrawals section of the Contract. Any Charge-Free Amount described in the Contract Data pages may be withdrawn without incurring a Credit Election Withdrawal Charge. The Credits and any applicable earnings resulting from the Credits will be considered Earnings and are not subject to a Withdrawal Charge.

Except as modified herein, all terms and conditions of the Contract remain unchanged.

                                    Pruco Life Insurance Company


                                    By
                                                Secretary

ORD 112389

[PRUDENTIAL FINANCIAL LOGO]

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                                   ENDORSEMENT

This Endorsement is made a part of the Contract to which it is attached and is effective immediately. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the sections of the Contract mentioned below.

1.    We add the following new definitions to the Contract:

            DCA FIXED RATE INVESTMENT OPTION: A portion of the General Account into which you may allocate Invested Purchase Payments. It does not share in the investment experience of any Subaccount of the Variable Separate Account.

            DCA INTEREST SEGMENT: A DCA Interest Segment is a portion of the DCA Option that is created whenever you allocate all or part of an Invested Purchase Payment to the DCA Option.

            DCA PROGRAM: A DCA Program permits you to allocate all or part of an Invested Purchase Payment to the DCA Option and automatically transfer amounts on a periodic basis from the DCA Option to selected Variable Investment Options for a given period of time.

2. We amend the third paragraph of the "Contract Value" section of the Contract such that the listing of items that increase the Contract Value is enlarged to include interest credited under the DCA Fixed Rate Investment Option.

3. We add the following new section after the section of the Contract entitled "Variable Separate Account":

                        DCA FIXED RATE INVESTMENT OPTION

            DCA PROGRAM: If a DCA Program is elected, you may allocate all or part of your Invested Purchase Payments to the DCA Fixed Rate Investment Option ("DCA Option"). The DCA Program provides for a systematic transfer of the funds allocated to the DCA option on a periodic basis from the DCA Option to selected Variable Investment Options for a given number of payments. However, you may not transfer any Contract Value to the DCA Option from the other Allocation Options.

ORD 112388

            INTEREST TO BE CREDITED: A DCA Interest Segment is a portion of the DCA Option that is created when you allocate all or part of an Invested Purchase Payment to the DCA Option. We credit interest to the amount in each DCA Interest Segment daily at the daily equivalent of a specific rate declared for that DCA Interest Segment until the earliest of: 1) the date the amount in the DCA Interest Segment is transferred out of the DCA Interest Segment; 2) the date the amount in the DCA Interest Segment is withdrawn; 3) the date as of which any death benefit payable is determined, and 4) the Annuity Date. The initial Interest Segment Interest Rate applicable for Invested Purchase Payments allocated to the DCA Option on the Contract Date is shown on the Contract Data pages. Interest rates for future allocations to the DCA Option will be declared on or before the date when those allocations are made. The declared rates will never be less than the Minimum Guaranteed Interest Rate shown on the Contract Data pages. The current effective interest rates can be found by contacting the representative who sold you this Contract or by calling the Annuity Service Center.

            TRANSFERS: Invested Purchase Payments allocated to the DCA Option are transferred systematically on a periodic basis to the Variable Investment Options that you have specified. We will transfer the amount allocated in a series of equal payments on each transfer date such that the amount of each payment corresponds to the number of payments for the period selected for the transfers. The final transfer includes the interest credited during the period (but see below for the effect of withdrawals). The first periodic transfer from the DCA Option is made as of the date of the allocation of the applicable Invested Purchase Payment. Subsequent transfers are made on the periodic anniversary of the first transfer (for example, monthly or quarterly). The final transfer amount includes the interest credited during the elected period. Once the initial transfer has been processed, the transfer period may not be changed. The Variable Investment Options to which the transfers are being made may be changed. Transfers from the DCA Option do not count toward the maximum number of free transfers permissible under the Contract.

                                     Page 2
ORD 112388

            EFFECT OF WITHDRAWALS ON TRANSFERS: Withdrawals from the DCA Option are permitted. We will recalculate the periodic transfer amount to reflect the reduction in the DCA Option caused by the withdrawal. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. Any interest that is not included in the recalculated transfer amount will be paid with the final transfer amount, unless there is another subsequent withdrawal. Deductions of the Contract Maintenance Charge and Insurance Charge are treated as withdrawals for this purpose. If a withdrawal reduces the periodic transfer amount to below $100, the remaining balance in the DCA Option will be transferred to the Variable Investment Options that you had most recently selected for the DCA Program on the next scheduled transfer date. If a withdrawal request does not specify the Allocation Options from which the withdrawal is to be made, we will take the withdrawals on a pro-rata basis from all Allocation Options to which your Contract Value is then allocated. Systematic withdrawals from the DCA Option are permitted.

            DEFERRAL OF PAYMENTS OR TRANSFERS FROM THE GENERAL ACCOUNT: We reserve the right to defer payment for a withdrawal or transfer from the DCA Option for the period permitted by law, but for not more than six months after a request in Good Order is received by us at the Annuity Service Center.

Except as modified herein, all terms and conditions of the Contract remain unchanged.

                                    Pruco Life Insurance Company


                                    By
                                                Secretary


                                     Page 3
ORD 112388

[PRUDENTIAL FINANCIAL LOGO]

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                                   ENDORSEMENT

This Endorsement is made a part of the Contract to which it is attached and is effective immediately. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the sections of the Contract mentioned below.

1. We amend the "Definitions" section of the Contract to add the following new definition:

            EARNINGS APPRECIATOR BENEFIT: An optional, supplemental death benefit for which we impose an additional charge.

2. We amend the fourth paragraph of the "Contract Value" section of the Contract such that the listing of items that decrease the Contract Value is enlarged to include: (i) an Earnings Appreciator Charge, and (ii) a charge equal to 0.10% annually of Contract Value for Owners age 66 or older on the date the application is signed.

3.    We add the following new section to the Contract:

                              EARNINGS APPRECIATOR
                         (A SUPPLEMENTAL DEATH BENEFIT)

            The Earnings Appreciator is an optional, supplemental death benefit that provides a supplemental payment upon the death of the sole or last surviving Owner during the Accumulation Period. If a payment is made, it will be in addition to any other death benefit payment made under the Contract. If you want the Earnings Appreciator Benefit, you must elect it at the time you apply for the Contract. Once elected, the Earnings Appreciator Benefit cannot be revoked. We describe below the calculation of this benefit and the related charge.

ORD 112387

            EARNINGS APPRECIATOR BENEFIT:

            Upon our receipt of due proof of death and any other documentation we need, we will determine an Earnings Appreciator Benefit, by applying the percentages set out in this paragraph to the lesser of
            (i) the then-existing amount of Earnings under your Contract and
            (ii) an amount equal to 300% times the sum of all Purchase Payments previously made under the Contract. For purposes of computing Earnings and Purchase Payments under the Earnings Appreciator Benefit, we increase the initial Purchase Payment by any subsequent Purchase Payments and decrease it proportionally by any withdrawals
            - the total Contract Value less that resultant sum being Earnings. For purposes of the 300% of Purchase Payments mentioned in this paragraph, we exclude Purchase Payments made (i) after the first Contract Anniversary and (ii) within 12 months of the date of death (adjusted proportionally for withdrawals). For Contracts with an Owner age 70 or younger on the date the application is signed, the Earnings Appreciator percentage is 40%. For Contracts with an Owner age 71 or more on the date the application is signed, the Earnings Appreciator percentage is 25%. If the Contract is owned jointly, the age of the older of the Owner or Joint Owner determines the Earnings Appreciator percentage. In calculating the Earnings Appreciator Benefit under a Contract continued by a surviving spouse under the Spousal Continuance Benefit, we will apply the above percentages based on the age of the surviving spouse at the time that the Spousal Continuance Benefit is activated.

            With respect to a Contract that has been continued under the Spousal Continuance Benefit, we will not allow the surviving spouse to continue the Earnings Appreciator Benefit (or bear the charge associated with that Benefit) if he or she is age 76 or older on the date that the Spousal Continuance Benefit is activated. If the Earnings Appreciator Benefit is continued, then we will calculate any applicable Earnings Appreciator Benefit payable upon the surviving spouse's death by treating the Contract Value (as adjusted under the terms of the Spousal Continuance Benefit to reflect the pertinent death benefit option) as the first Purchase Payment. With respect to Purchase Payments and Earnings subsequent to the activation of the Spousal Continuance Benefit, we will calculate any applicable Earnings Appreciator Benefit in accordance with this endorsement.

            EARNINGS APPRECIATOR CHARGE:

            To compensate us for assuming the risks associated with the Earnings Appreciator Benefit, we deduct a charge that is a percentage of your Contract Value.

            The Earnings Appreciator Charge is calculated: (1) on each Contract Anniversary; (2) on the Annuity Date; (3) upon the death of the sole or last surviving Owner prior to the Annuity Date; (4) upon a full or partial withdrawal; and (5) upon a subsequent purchase payment. The fee is based on the Contract Value at the time of the calculation, and is prorated based on the portion of the Contract Year since the date that the Earnings Appreciator Charge was last calculated.


                                     Page 2
ORD 112387

            Although the Earnings Appreciator Charge may be calculated more often, it is deducted only: (1) on each Contract Anniversary; (2) on the Annuity Date; (3) upon the death of the sole or last surviving Owner prior to the Annuity Date; (4) upon a full withdrawal, and (5) upon a partial withdrawal if the Contract Value remaining after such partial withdrawal is not enough to cover the then-applicable Earnings Appreciator Charge. If the Earnings Appreciator Charge is calculated on a date, but is not deducted on that date (such as on the date of a subsequent Purchase Payment), the charge is accrued and deducted on the next deduction date (such as a Contract Anniversary). We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

            The Earnings Appreciator Charge, which is equal to 0.30% annually of Contract Value (which we may increase for prospective Owners to 0.40% annually for Owners age 66 or older on the Contract Date) is deducted from each Allocation Option in the same proportion that the amount allocated to an Allocation Option bears to the total Contract Value. Upon a full withdrawal or if the Contract Value remaining after a partial withdrawal is not enough to cover the then-applicable Earnings Appreciator Charge, the Earnings Appreciator Charge is deducted from the amount paid. The payment of the Earnings Appreciator charge will be deemed to be made from Earnings for purposes of calculating other charges.

Except as modified herein, all terms and conditions of the Contract remain unchanged.

                                    Pruco Life Insurance Company


                                    By
                                                Secretary


                                     Page 3
ORD 112387

[PRUDENTIAL FINANCIAL LOGO]

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                         FIXED RATE ACCOUNT ENDORSEMENT

This Endorsement is part of the Contract to which it is attached and is effective upon issuance. The terms of this Endorsement apply to the Contract when Invested Purchase Payments or transfers are allocated to the Fixed Rate Account. Such allocations will be credited with interest by us as set forth herein. This Endorsement amends the Contract as follows:

I. RIGHT TO CANCEL CONTRACT: The Right to Cancel Contract Provision of the Contract also applies to this Endorsement if any portion of the Invested Purchase Payments under the Contract is allocated to the Fixed Rate Account.

II.   DEFINITIONS: The following is added to the Definition Section of the
      Contract:

                                   DEFINITIONS

      Fixed Rate Account                        A portion of the General Account
                                                into which you may allocate
                                                Invested Purchase Payments or
                                                transfer Contract Value. It does
                                                not share in the investment
                                                experience of any Subaccount of
                                                the Variable Separate Account.
                                                The Fixed Rate Account is only
                                                available during the
                                                Accumulation Period.

      Interest Segment                          An Interest Segment is a portion
                                                of the Fixed Rate Account that
                                                is created whenever you allocate
                                                or transfer an amount to the
                                                Fixed Rate Account.

      Interest Segment Maturity Date            The date the rate then in effect
                                                for a particular Interest
                                                Segment expires, which occurs 1
                                                year from the date the Interest
                                                Segment was established.

III. ALLOCATION OF INVESTED PURCHASE PAYMENTS: Invested Purchase Payments may be allocated to the Fixed Rate Account in addition to the other Allocation Options, in accordance with the Allocation Guidelines shown on the Contract Data pages and restrictions thereunder.

IV.   FIXED RATE ACCOUNT: The following section is added to the Contract:

                               FIXED RATE ACCOUNT

      FIXED RATE ACCOUNT: You may elect to have Invested Purchase Payments allocated to the Fixed Rate Account. During the Accumulation Period you may transfer Contract Value from the Fixed Rate Account to the other Allocation Options (excluding the DCA Fixed Rate Account) and from the other Allocation Options (excluding the DCA Fixed Rate Account)] to the Fixed Rate Account, subject to the Transfer Provision contained in this Endorsement.

                                       1
ORD 98502                                                                 [(A)]

      INTEREST TO BE CREDITED: We credit interest to the amount in each Interest Segment daily at the daily equivalent of a specific rate declared for that Interest Segment until the earliest of: 1) the date the amount in the Interest Segment is withdrawn; 2) the date the amount in the Interest Segment is transferred out of the Interest Segment; 3) the Interest Segment Maturity Date; 4) the date as of which a death benefit is determined, and 5) the Annuity Date. The rate associated with each Interest Segment will not change until the Interest Segment Maturity Date. The initial Interest Segment Interest Rate applicable for Invested Purchase Payments allocated to the Fixed Rate Account on the Contract Date is shown on the Contract Data pages. Interest rates for future allocations or transfers to the Fixed Rate Account will be declared on or before the date when those allocations or transfers are made. The declared rates will never be less than the Minimum Guaranteed Interest Rate shown on the Contract Data pages. The current effective interest rates can be found by contacting the representative who sold you this Contract or by calling the Annuity Service Center.

V. TRANSFERS: The Transfer Provision of the Contract applies to this Endorsement, subject to the following terms and limitations specific to this Endorsement.

      On each Interest Segment Maturity Date, the amount maturing will be transferred into a new Interest Segment at the declared rate for the Fixed Rate Account effective as of that date. At that time, we will offer you an election to transfer up to [100%] of the amount in the new Interest Segment into one or more of the other Allocation Options [(excluding DCA Fixed Rate Account)] within the [30-day] period following the Interest Segment Maturity Date. Amounts that you withdraw or transfer into another Allocation Option during the [30-day] period will receive interest for the period between the maturity date and the date of withdrawal or transfer at the declared rate that would have applied to those amounts if you had taken no action within the [30-day] period. No transfers out of a particular Interest Segment will be permitted other than during the [30-day] period following the Interest Segment Maturity Date.

VI. WITHDRAWALS: The following is added to the Withdrawals Provision of the Contract.

      A withdrawal from the Fixed Rate Account will result in a reduction of Contract Value. The minimum Contract Value which must remain in the Contract after a partial withdrawal is shown on the Contract Data pages. Special rules may apply for IRA's.

      You may direct that a withdrawal be made from the Fixed Rate Account. In such case, we will take the withdrawal on a pro-rata basis from each Interest Segment.

      If you do not specify the Allocation Option or Options from which the withdrawal is to be made, we will take the withdrawal on a pro-rata basis from all Allocation Options. Within the Fixed Rate Account, we will take the withdrawal on a pro-rata basis from each Interest Segment.

VII. DEFERRAL OF PAYMENTS OR TRANSFERS FROM THE GENERAL ACCOUNT: We reserve the right to defer payment for a withdrawal or transfer from the Fixed Rate Account for the period permitted by law, but for not more than six months after a request in Good Order is received by us at the Annuity Service Center.

                                        Signed for Pruco Life Insurance Company


                                        By

                                                      Secretary


                                       2
ORD 98502                                                                  [(A)]

[PRUDENTIAL FINANCIAL LOGO]

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                                   ENDORSEMENT

This Endorsement is made a part of the Contract to which it is attached and is effective immediately. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the sections of the Contract mentioned below.

1. We amend the "Definitions" section of the Contract to add the following new definition:

            SPOUSAL CONTINUANCE BENEFIT. An optional Contract feature that, under certain conditions, allows the surviving spouse of a deceased Owner to continue the Contract, rather than receive a death benefit.

2. We replace the DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD in the section of the Contract entitled "Death Benefit" with the following:

            DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD:

            BASE DEATH BENEFIT

            If the sole Owner, or last survivor of the Owner or Joint Owner, dies during the Accumulation Period, the death benefit will be as described below.

            Upon receipt of due proof of death and any other documentation we request in Good Order, we will pay a death benefit equal to the greater of:

                  1. the Contract Value as of the date we receive due proof of death and any other documentation we need; or

                  2. the total Invested Purchase Payments made, proportionally reduced by the effect of withdrawals.

            Where the words "proportionally reduced by the effect of withdrawals" are used in this Endorsement, the withdrawal reduces those values in the same proportion as it reduces the Contract Value. We calculate the proportion by dividing the Contract Value after the withdrawal (and any charges associated with them) by the Contract Value immediately prior to the withdrawal. The resulting percentage is multiplied by the applicable values (before the withdrawal) in determining the death benefit.


ORD 112382                                                                    BA

            If the ownership of the Contract changes as a result of an assignment, the value of the death benefit will be reset to the Contract Value as of the date of the assignment. Such value will be treated as a Purchase Payment made on that date for purposes of computing the death benefit.

            The Beneficiary may, within 60 calendar days of providing due proof of death, elect to take the death benefit under one of the death benefit payout options listed below, provided that any payout option shall not include a period certain that exceeds the life expectancy of the Beneficiary. The Beneficiary will be the sole measuring life in determining the amount of any such payout option. If no payout option is selected within the 60 days, the death benefit will be payable as a lump sum.

            If the only Beneficiary is the spouse of the original Owner at the time of that Owner's death and there was only one Owner who was also the sole Annuitant, the surviving spouse may elect to continue the Contract under the Spousal Continuance Benefit provision subject to the conditions detailed below.

            If there are Joint Owners and the primary Beneficiary of the Owner is the spouse of the Owner at the time of the Owner's death, the Contract will continue and the spouse will become the Owner. If the primary Beneficiary of the Joint Owner is the spouse of the Joint Owner at the time of the Joint Owner's death, the Contract will continue and the spouse will become the Owner. In either case, the spouse may instead elect to take the Adjusted Contract Value under any of the payout options available under this Contract within 60 calendar days of providing proof of death. If the spouse is the surviving Owner or Joint Owner under the Contract, the death benefit will equal the Adjusted Contract Value.

            If the Owner and Joint Owner are not spouses at the time of the Owner or Joint Owner's death, the Contract will not continue, the death benefit will equal the Adjusted Contract Value, and the Beneficiary will be required to choose one of the death benefit payout options described below. In that event, the payout described in Choice 2 and the beginning of the distribution described in Choice 3 will be based on the date of death of the first to die of the Owner or Joint Owner.

            The death benefit payout options are:

                  Choice 1 -- lump sum payment of the death benefit; or

                  Choice 2 -- the payment of the entire death benefit within 5 years of the date of death of the last to survive of the Owner or Joint Owner; or

                  Choice 3 -- payment of the death benefit under an Annuity or Settlement Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of death of the last to survive of the Owner or Joint Owner.

            Any portion of the death benefit not applied under Choice 3 within one year of the date of death of the last to survive of the Owner or Joint Owner, must be distributed within five years of the date of death.


ORD 112382                                                                    BA

            Once a death benefit becomes payable, the Payee's interest in any Annuity Benefit under the Contract will cease.

            If a lump sum payment is requested, the amount will be paid within seven (7) days of receipt of proof of death and the election in Good Order, unless the Suspension or Deferral of Payments Provision is in effect.

            SPOUSAL CONTINUANCE BENEFIT: This benefit is available only if each of the following conditions is present on the date we receive proof of the original Owner's death as well as any other necessary documentation: 1) there is only one Owner of the Contract and that Owner is the sole Annuitant, 2) there is only one Beneficiary, and the Beneficiary is the Owner's spouse, 3) the surviving spouse is not older than 95 on that date, and 4) the surviving spouse becomes the new Owner and Annuitant. Assuming each of these conditions is present, the surviving spouse must elect the Spousal Continuance Benefit no later than 60 days after furnishing proof of the Owner's death and any other documentation we need.

            Upon activation of the Spousal Continuance Benefit, we waive any potential Withdrawal Charges applicable to Purchase Payments made prior to activation of the Benefit. Additionally, we will continue to waive Withdrawal Charges on Purchase Payments made after activation of the Spousal Continuance Benefit.

            Upon activation of the Spousal Continuance Benefit, we will adjust the Contract Value to equal the death benefit that would have been payable to the Beneficiary. If you have a death benefit equal to the greater of the Contract Value or Invested Purchase Payments (proportionately reduced by the effect of withdrawals), we would adjust the Contract Value to equal the following, which amount we refer to below as the "Contract Value (as adjusted to reflect the Spousal Continuance Benefit)":

            The greater of:

                  1)    the Contract Value, and

                  2)    the sum of all Invested Purchase Payments
                        (proportionately reduced by the effect of withdrawals)

            plus, with respect to each of the amounts specified immediately above, the amount of any applicable Earnings Appreciator Benefit.

            In adjusting the Contract Value in connection with the activation of the Spousal Continuance Benefit, we will allocate any increase in the Contract Value among the Allocation Options in the same proportions that existed immediately prior to the spousal continuance adjustment.


ORD 112382                                                                    BA

            As of the Spousal Continuance date, the value of the death benefit will be reset to the Contract Value (as adjusted to reflect the Spousal Continuance Benefit). We will treat the Contract Value (as adjusted to reflect the Spousal Continuance Benefit) as a Purchase Payment made on that date for purposes of computing the death benefit payable when the surviving spouse dies.

            Except as modified herein, all terms and conditions of the Contract remain unchanged


                                             Pruco Life Insurance Company

                                             By
                                                         Secretary


ORD 112382                                                                    BA

[PRUDENTIAL FINANCIAL LOGO]

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                                   ENDORSEMENT

This Endorsement is made a part of the Contract to which it is attached and is effective immediately. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the sections of the Contract mentioned below.

1. We amend the "Definitions" section of the Contract to add the following new definition:

            SPOUSAL CONTINUANCE BENEFIT. An optional Contract feature that, under certain conditions, allows the surviving spouse of a deceased Owner to continue the Contract, rather than receive a death benefit.

2. We replace the DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD in the section of the Contract entitled "Death Benefit" with the following:

            DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD:

            STEP-UP

            If the sole Owner, or last survivor of the Owner or Joint Owner, dies during the Accumulation Period, the death benefit will be as described below.

            On or prior to the Contract Anniversary coinciding with or next following the [80th birthday of the sole or older of the Owner or Joint Owner, upon receipt of due proof of death and any other documentation we request in Good Order, we will pay a death benefit equal to the greater of:

                  1. the Contract Value as of the date we receive due proof of death and any other documentation we need; or

                  2. the Guaranteed Minimum Death Benefit ("GMDB") as of the date we receive due proof of death and any other documentation we need. The GMDB is calculated daily and is equal to the "Step-Up". Before the first Contract Anniversary, the Step-Up is the initial Invested Purchase Payment increased by subsequent Invested Purchase Payments and proportionally reduced by the effect of withdrawals. The Step-Up for each subsequent annual Contract Anniversary will be reset to the greater of the previous Step-Up and the Contract Value as of such Contract Anniversary. Between such Contract Anniversaries, the Step-Up will be


ORD 112382                                                                    SU
                        increased by Invested Purchase Payments and proportionally reduced by the effect of withdrawals.

                  After the Contract Anniversary coinciding with or next following 80th birthday of the sole or older of the Owner or Joint Owner, upon receipt of due proof of death and any other documentation we request in Good Order, we will pay a death benefit equal to the greater of:

      1. the Contract Value as of the date we receive due proof of death and any other documentation we need; or

                        2. the GMDB as of the Contract Anniversary coinciding with or next following the sole or older of the Owner or Joint Owner's 80th birthday increased by subsequent Invested Purchase Payments since such Contract Anniversary and proportionally reduced by the effect of withdrawals since such Contract Anniversary.

                  Where the words "proportionally reduced by the effect of withdrawals" are used in this Endorsement, the withdrawal reduces those values in the same proportion as it reduces the Contract Value. We calculate the proportion by dividing the Contract Value after the withdrawal (including any charges associated with them) by the Contract Value immediately prior to the withdrawal. The resulting percentage is multiplied by the applicable values (before the withdrawal) in determining the death benefit.

                  If the ownership of the Contract changes as a result of an assignment, the value of the death benefit will be reset to the Contract Value as of the date of the assignment. Such value will be treated as a Purchase Payment made on that date for purposes of computing the death benefit.

                  The Beneficiary may, within 60 calendar days of providing due proof of death, elect to take the death benefit under one of the death benefit payout options listed below, provided that any payout option shall not include a period certain that exceeds the life expectancy of the Beneficiary. The Beneficiary will be the sole measuring life in determining the amount of any such payout option. If no payout option is selected within the 60 days, the death benefit will be payable as a lump sum.

                  If the only Beneficiary is the spouse of the original Owner at the time of that Owner's death and there was only one Owner who was also the sole Annuitant, the surviving spouse may elect to continue the Contract under the Spousal Continuance Benefit provision subject to the conditions detailed below.

                  If there are Joint Owners and the primary Beneficiary of the Owner is the spouse of the Owner at the time of the Owner's death, the Contract will continue and the spouse will become the Owner. If the primary Beneficiary of the Joint Owner is the spouse of the Joint Owner at the time of the Joint Owner's death, the Contract will continue and the spouse will become the Owner. In either case, the spouse may, within 60 calendar days of providing proof of death, elect to take the Adjusted Contract Value under any of the payout options available under this Contract. If the spouse is the surviving Owner or Joint Owner under the


ORD 112382                                                                    SU

                  Contract, the death benefit will equal the Adjusted Contract Value.

                  If the Owner and Joint Owner are not spouses at the time of the Owner or Joint Owner's death, the Contract will not continue, the death benefit will equal the Adjusted Contract Value, and the Beneficiary will be required to choose one of the death benefit payout options described below. In that event, the payout described in Choice 2 and the beginning of the distribution described in Choice 3 will be based on the date of death of the first to die of the Owner or Joint Owner.

                  The death benefit payout options are:

                        Choice 1 -- lump sum payment of the death benefit; or

                        Choice 2 -- the payment of the entire death benefit within 5 years of the date of death of the last to survive of the Owner or Joint Owner; or

                        Choice 3 -- payment of the death benefit under an Annuity or Settlement Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of death of the last to survive of the Owner or Joint Owner.

                  Any portion of the death benefit not applied under Choice 3 within one year of the date of death of the last to survive of the Owner or Joint Owner must be distributed within five years of the date of death.

                  Once a death benefit becomes payable, the Payee's interest in any Annuity Benefit under the Contract will cease.

                  If a lump sum payment is requested, the amount will be paid within seven (7) days of receipt of proof of death and the election in Good Order, unless the Suspension or Deferral of Payments Provision is in effect.

                  SPOUSAL CONTINUANCE BENEFIT: This benefit is available only if each of the following conditions is present on the date we receive proof of the original Owner's death as well as any other necessary documentation: 1) there is only one Owner of the Contract and that Owner is the sole Annuitant, 2) there is only one Beneficiary, and the Beneficiary is the Owner's spouse, 3) the surviving spouse is not older than 95 on that date, and 4) the surviving spouse becomes the new Owner and Annuitant. Assuming each of those conditions is present, the surviving spouse must elect the Spousal Continuance Benefit no later than 60 days after furnishing proof of the Owner's death and any other documentation we need.

                  Upon activation of the Spousal Continuance Benefit, we waive any potential Withdrawal Charges applicable to Purchase Payments made prior to activation of the Benefit. Additionally, we will continue to waive Withdrawal Charges on Purchase Payments made after activation of the Spousal Continuance Benefit.

                  Upon activation of the Spousal Continuance Benefit, we will adjust the Contract Value to equal the death benefit that would have been payable to the Beneficiary.



ORD 112382                                                                    SU

                  Under the GMDB with Step-Up, we will adjust the Contract Value to equal the following, which amount we refer to below as the "Contract Value (as adjusted to reflect the Step-Up Spousal Continuance Benefit)":

                  The greater of:

                        1)    the Contract Value, and

                        2)    the Step-Up

                  plus, with respect to each of the amounts specified immediately above, the amount of any applicable Earnings Appreciator Benefit.

                  In adjusting the Contract Value in connection with the activation of the Spousal Continuance Benefit, we will allocate any increase in the Contract Value among the Allocation Options in the same proportions that existed immediately prior to the spousal continuance adjustment.

                  As of the Spousal Continuance date, the value of the death benefit will be reset to the Contract Value (as adjusted to reflect the Step-Up Spousal Continuance Benefit). We will continue to compute the Step-Up with adjustments for subsequent Purchase Payments and withdrawals as described in the DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD provisions above and the following:

                  Upon activation of the Spousal Continuance Benefit by a surviving spouse who is younger than 80, the Step-Up under the surviving spouse's Contract will be adjusted to equal the Contract Value (as adjusted to reflect the Step-Up Spousal Continuance Benefit). Moreover, for a surviving spouse who is younger than [80] upon activation of the Spousal Continuance Benefit, we will continue to compute the Step-Up annually on the Contract Anniversary. We will make no adjustment to the Step-Up if the surviving spouse is 80 or older upon activation of the Spousal Continuance Benefit.

                  We intend reference to attainment of age 80 to refer to the contract anniversary on or following the actual 80th birthday of the surviving spouse.

Except as modified herein, all terms and conditions of the Contract remain unchanged.

                                          Pruco Life Insurance Company



                                          By
                                                Secretary



ORD 112382                                                                    SU

[PRUDENTIAL FINANCIAL LOGO]

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                                   ENDORSEMENT

This Endorsement is made a part of the Contract to which it is attached and is effective immediately. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the sections of the Contract mentioned below.

1. We amend the "Definitions" section of the Contract to add the following new definition:

            SPOUSAL CONTINUANCE BENEFIT. An optional Contract feature that, under certain conditions, allows the surviving spouse of a deceased Owner to continue the Contract, rather than receive a death benefit.

2. We replace the DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD in the section of the Contract entitled "Death Benefit" with the following:

            DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD:

            ROLL-UP

            If the sole Owner, or last survivor of the Owner or Joint Owner, dies during the Accumulation Period, the death benefit will be as described below.

            On or prior to the Contract Anniversary coinciding with or next following the 80th birthday of the sole or older of the Owner or Joint Owner, upon receipt of due proof of death and any other documentation we request in Good Order, we will pay a death benefit equal to the greater of:

                  1. the Contract Value as of the date we receive due proof of death and any other documentation we need; or

                  2. the Guaranteed Minimum Death Benefit ("GMDB") as of the date we receive due proof of death and any other documentation we need. The GMDB is calculated daily and is equal to the "Roll-Up." The Roll-Up is equal to the total Invested Purchase Payments made increased daily at an effective annual interest rate of 5% starting on the date that each Invested Purchase Payment is made, until the cap is reached ("Roll-Up Cap"), and is proportionally reduced by the effect of withdrawals. The Roll-Up Cap is equal to the sum of two times each Invested Purchase Payment and is proportionally reduced by the effect of withdrawals. Once


ORD 112382                             1                                      RU
                        the Roll-Up Cap is reached, the Roll-Up will only be increased by subsequent Invested Purchase Payments and proportionally reduced by the effect of withdrawals.

                  After the Contract Anniversary coinciding with or next following the 80th birthday of the sole or older of the Owner or Joint Owner, upon receipt of due proof of death and any other documentation we request in Good Order, we will pay a death benefit equal to the greater of:

                        1. the Contract Value as of the date we receive due proof of death and any other documentation we need; or

                        2. the GMDB as of the Contract Anniversary coinciding with or next following the sole or older of the Owner or Joint Owner's [80th] birthday increased by subsequent Invested Purchase Payments since such Contract Anniversary and proportionally reduced by the effect of withdrawals since such Contract Anniversary.

                  Where the words "proportionally reduced by the effect of withdrawals" are used in this Endorsement, the withdrawal reduces those values in the same proportion as it reduces the Contract Value. We calculate the proportion by dividing the Contract Value after the withdrawal (and any charges associated with them) by the Contract Value immediately prior to the withdrawal. The resulting percentage is multiplied by the applicable values (before the withdrawal) in determining the death benefit.

                  If the ownership of the Contract changes as a result of an assignment, the value of the death benefit will be reset to the Contract Value as of the date of the assignment. Such value will be treated as a Purchase Payment made on that date for purposes of computing the death benefit.

                  The Beneficiary may, within 60 calendar days of providing due proof of death, elect to take the death benefit under one of the death benefit payout options listed below, provided that any payout option shall not include a period certain that exceeds the life expectancy of the Beneficiary. The Beneficiary will be the sole measuring life in determining the amount of any such payout option. If no payout option is selected within the 60 days, the death benefit will be payable as a lump sum.

                  If the only Beneficiary is the spouse of the Owner at the time of the Owner's death and there was only one Owner who was also the sole Annuitant, the surviving spouse may elect to continue the Contract under the Spousal Continuance Benefit provision subject to the conditions detailed below.

                  If there are Joint Owners and the primary Beneficiary of the Owner is the spouse of the Owner at the time of the Owner's death, the Contract will continue and the spouse will become the Owner. If the primary Beneficiary of the Joint Owner is the spouse of the Joint Owner at the time of the Joint Owner's death, the Contract will continue and the spouse will become the Owner. In either case, the spouse may, within 60 calendar days of providing proof of death, elect to take the Adjusted Contract Value under any of the payout options available under this


ORD 112382                             2                                      RU

                  Contract. If the spouse is the surviving Owner or Joint Owner under the Contract, the death benefit will equal the Adjusted Contract Value.

                  If the Owner and Joint Owner are not spouses at the time of the Owner or Joint Owner's death, the Contract will not continue, the death benefit will equal the Adjusted Contract Value, and the Beneficiary will be required to choose one of the death benefit payout options described below. In that event, the payout described in Choice 2 and the beginning of the distribution described in Choice 3 will be based on the date of death of the first to die of the Owner or Joint Owner.

                  The death benefit payout options are:

                        Choice 1 -- lump sum payment of the death benefit; or

                        Choice 2 -- the payment of the entire death benefit within 5 years of the date of death of the last to survive of the Owner or Joint Owner; or

                        Choice 3 -- payment of the death benefit under an Annuity or Settlement Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of death of the last to survive of the Owner or Joint Owner.

                  Any portion of the death benefit not applied under Choice 3 within one year of the date of death of the last to survive of the Owner or Joint Owner, must be distributed within five years of the date of death.

                  Once a death benefit becomes payable, the Payee's interest in any Annuity Benefit under the Contract will cease.

                  If a lump sum payment is requested, the amount will be paid within seven (7) days of receipt of proof of death and the election in Good Order, unless the Suspension or Deferral of Payments Provision is in effect.

                  SPOUSAL CONTINUANCE BENEFIT: This benefit is available only if each of the following conditions is present on the date we receive proof of the original Owner's death as well as any other necessary documentation: 1) there is only one Owner of the Contract and that Owner is the sole Annuitant, 2) there is only one Beneficiary, and the Beneficiary is the Owner's spouse, 3) the surviving spouse is not older than 95 on that date, and 4) the surviving spouse becomes the new Owner and Annuitant. Assuming each of those conditions is present, the surviving spouse must elect the Spousal Continuance Benefit no later than [60] days after furnishing proof of the Owner's death and any other documentation we need.

                  Upon activation of the Spousal Continuance Benefit, we waive any potential Withdrawal Charges applicable to Purchase Payments made prior to activation of the Benefit. Additionally, we will continue to waive Withdrawal Charges on Purchase Payments made after activation of the Spousal Continuance Benefit.

                  Upon activation of the Spousal Continuance Benefit, we will adjust the Contract Value to equal the death benefit that would have been payable to the Beneficiary.


ORD 112382                             3                                      RU

                  Under the GMDB with Roll-Up, we will adjust the Contract Value to equal the following, which amount we refer to below as the "Contract Value (as adjusted to reflect the Roll-Up Spousal Continuance Benefit)":

                  The greater of:

                        1)    the Contract Value, and

                        2)    the Roll-Up

                  plus, with respect to each of the amounts specified immediately above, the amount of any applicable Earnings Appreciator Benefit.

                  In adjusting the Contract Value in connection with the activation of the Spousal Continuance Benefit, we will allocate any increase in the Contract Value among the Allocation Options in the same proportions that existed immediately prior to the spousal continuance adjustment.

                  As of the Spousal Continuance date, the value of the death benefit will be reset to equal the Contract Value (as adjusted to reflect the Roll-Up Spousal Continuance Benefit). We will continue to compute the Roll-Up with adjustments for subsequent Purchase Payments and withdrawals as described in the DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD provisions above and the following:

                  Upon activation of the Spousal Continuance Benefit by a surviving spouse who is younger than 80, the Roll-Up under the surviving spouse's Contract will be adjusted to equal the Contract Value (as adjusted to reflect the Roll-Up Spousal Continuance Benefit). Moreover, for a surviving spouse who is younger than 80 upon activation of the Spousal Continuance Benefit, we will re-set the surviving spouse's Roll-Up Cap to equal 200% of the Contract Value (as adjusted to reflect the Roll-Up Spousal Continuance Benefit). We will make no adjustment to either the Roll-Up or the Roll-Up Cap if the surviving spouse is 80 or older upon activation of the Spousal Continuance Benefit. If the surviving spouse was younger than 80 at the Owner's death, then we will continue to increase the Roll-Up annually until the earlier of either (i) the surviving spouse's attainment of age 80 or (ii) the attainment of the Roll-Up Cap (i.e., the re-set Roll-Up Cap discussed above).

                  We intend reference to attainment of age 80 to refer to the contract anniversary on or following the actual 80th] birthday of the surviving spouse.

Except as modified herein, all terms and conditions of the Contract remain unchanged.

                                          Pruco Life Insurance Company


                                          By
                                                Secretary


ORD 112382                             4                                      RU

[PRUDENTIAL FINANCIAL LOGO]

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                                   ENDORSEMENT

This Endorsement is made a part of the Contract to which it is attached and is effective immediately. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following hereby amends and supersedes the sections of the Contract mentioned below.

1. We amend the "Definitions" section of the Contract to add the following new definition:

            SPOUSAL CONTINUANCE BENEFIT. An optional Contract feature that, under certain conditions, allows the surviving spouse of a deceased Owner to continue the Contract, rather than receive a death benefit.

2. We replace the DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD in the section of the Contract entitled "Death Benefit" with the following:

            DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD:

            GREATER OF ROLL-UP/STEP-UP

            If the sole Owner, or last survivor of the Owner or Joint Owner, dies during the Accumulation Period, the death benefit will be as described below.

            On or prior to the Contract Anniversary coinciding with or next following the 80th birthday of the sole or older of the Owner or Joint Owner,] upon receipt of due proof of death and any other documentation we request in Good Order, the Beneficiary is entitled to receive a death benefit equal to the greater of:

                  1. the Contract Value as of the date we receive due proof of death and any other documentation we need; or

                  2. the Guaranteed Minimum Death Benefit ("GMDB") as of the date we receive due proof of death and any other documentation we need. The GMDB is calculated daily and is equal to the greater of (a) or (b) where:

                        (a) is the "Roll-Up." The Roll-Up is equal to the total Invested Purchase Payments made increased daily at an effective annual interest rate of 5% starting on the date that each Invested Purchase Payment is made, until the cap is reached ("Roll-Up Cap"), and is proportionally reduced by the effect of withdrawals. The Roll-Up Cap is equal to the sum of two times each Invested


ORD 112382                             1                                  GRU&RU

                              Purchase Payment and is proportionally reduced by the effect of withdrawals. Once the Roll-Up Cap is reached, the Roll-Up will be increased by subsequent Invested Purchase Payments and proportionally reduced by the effect of withdrawals; and

                        (b) is the "Step-Up". Before the first Contract Anniversary, the Step-Up is the initial Invested Purchase Payment increased by subsequent Invested Purchase Payments and proportionally reduced by the effect of withdrawals. The Step-Up for each subsequent annual Contract Anniversary will be reset to the greater of the previous Step-Up and the Contract Value as of such Contract Anniversary. Between such Contract Anniversaries, the Step-Up will be increased by Invested Purchase Payments and proportionally reduced by the effect of withdrawals.

            After the Contract Anniversary coinciding with or next following the 80th birthday of the sole or older of the Owner or Joint Owner, upon receipt of due proof of death and any other documentation we request in Good Order, we will pay a death benefit equal to the greater of:

                  1. the Contract Value as of the date we receive due proof of death and any other documentation we need; or

                  2. the GMDB as of the Contract Anniversary coinciding with or next following the sole or older of the Owner or Joint Owner's [80th] birthday increased by subsequent Invested Purchase Payments since such Contract Anniversary and proportionally reduced by the effect of withdrawals since such Contract Anniversary.

            Where the words "proportionally reduced by the effect of withdrawals" are used in this Endorsement, the withdrawal reduces those values in the same proportion as it reduces the Contract Value. We calculate the proportion by dividing the Contract Value after the withdrawal (and any charges associated with them) by the Contract Value immediately prior to the withdrawal. The resulting percentage is multiplied by the applicable values (before the withdrawal) in determining the death benefit.

            If the ownership of the Contract changes as a result of an assignment, the value of the death benefit will be reset to the Contract Value as of the date of the assignment. Such value will be treated as a Purchase Payment made on that date for purposes of computing the death benefit.

            The Beneficiary may, within 60 calendar days of providing due proof of death, elect to take the death benefit under one of the death benefit payout options listed below, provided that any payout option shall not include a period certain that exceeds the life expectancy of the Beneficiary. The Beneficiary will be the sole measuring life in determining the amount of any such payout option. If no payout option is selected within the 60 days, the death benefit will be payable as a lump sum.


ORD 112382                             2                                  GRU&RU

            If the only Beneficiary is the spouse of the Owner at the time of the Owner's death and there was only one Owner who was also the sole Annuitant, the surviving spouse may elect to continue the Contract under the Spousal Continuance Benefit subject to the conditions detailed below.

            If there are Joint Owners and the primary Beneficiary of the Owner is the spouse of the Owner at the time of the Owner's death, the Contract will continue and the spouse will become the Owner. If the primary beneficiary of the Joint Owner is the spouse of the Joint Owner at the time of the Joint Owner's death, the Contract will continue and the spouse will become the Owner. In either case, the spouse may, within 60 calendar days of providing proof of death, elect to take the Adjusted Contract Value under any of the payout options available under this Contract. If the spouse is the surviving Owner or Joint Owner under the Contract, the death benefit will equal the Adjusted Contract Value.

            If the Owner and Joint Owner are not spouses at the time of the Owner or Joint Owner's death, the Contract will not continue, the death benefit will equal the Adjusted Contract Value, and the Beneficiary will be required to choose one of the death benefit payout options described below. In that event, the payout described in Choice 2 and the beginning of the distribution described in Choice 3 will be based on the date of death of the first to die of the Owner or Joint Owner.

            The death benefit payout options are:

                  Choice 1 -- lump sum payment of the death benefit; or

                  Choice 2 -- the payment of the entire death benefit within 5 years of the date of death of the last to survive of the Owner or Joint Owner; or

                  Choice 3 -- payment of the death benefit under an Annuity or Settlement Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of death of the last to survive of the Owner or Joint Owner.

            Any portion of the death benefit not applied under Choice 3 within one year of the date of death of the last to survive of the Owner or Joint Owner, must be distributed within five years of the date of death.

            Once a death benefit becomes payable, the Payee's interest in any Annuity Benefit under the Contract will cease.

            If a lump sum payment is requested, the amount will be paid within seven (7) days of receipt of proof of death and the election in Good Order, unless the Suspension or Deferral of Payments Provision is in effect.


ORD 112382                             3                                  GRU&RU

            SPOUSAL CONTINUANCE BENEFIT: This benefit is only available if each of the following conditions is present on the date we receive proof of the original Owner's death as well as any other necessary documentation: 1) there is only one Owner of the Contract and that Owner is the sole Annuitant, 2) there is only one Beneficiary, and the Beneficiary is the Owner's spouse, 3) the surviving spouse is not older than 95 on that date, and 4) the surviving spouse becomes the new Owner and Annuitant. Assuming each of those conditions is present, the surviving spouse must elect the Spousal Continuance Benefit no later than [60] days after furnishing proof of the Owner's death and any other documentation we need.

            Upon activation of the Spousal Continuance Benefit, we waive any potential Withdrawal Charges applicable to Purchase Payments made prior to activation of the Benefit. Additionally, we will continue to waive Withdrawal Charges on Purchase Payments made after activation of the Spousal Continuance Benefit.

            Upon activation of the Spousal Continuance Benefit, we will adjust the Contract Value to equal the death benefit that would have been payable to the Beneficiary. Under the GMDB with Greater of Roll-Up or Step-Up, we will adjust the Contract Value to equal the following, which amount we refer to below as the "Contract Value(as adjusted to reflect the Greater of Roll-Up or Step-Up Spousal Continuance Benefit)":

            The greatest of:

                  1.    the Contract Value, and

                  2.    the Roll-Up, and

                  3.    the Step-Up

            plus, with respect to each of the amounts specified immediately above, the amount of any applicable Earnings Appreciator Benefit.

            In adjusting the Contract Value in connection with the activation of the Spousal Continuance Benefit, we will allocate any increase in the Contract Value among the Allocation Options in the same proportions that existed immediately prior to the spousal continuance adjustment.

            As of the Spousal Continuance date, the value of the death benefit will be reset to the Contract Value (as adjusted to reflect the Greater of Roll-Up or Step-Up Spousal Continuance Benefit). We will continue to compute the Roll-Up and Step-Up with adjustments for subsequent Purchase Payments and withdrawals as described in the DEATH OF LAST SURVIVOR OF OWNER OR JOINT OWNER DURING THE ACCUMULATION PERIOD provisions above and the following:


ORD 112382                             4                                 GRU&RU

            For the Roll-Up, upon activation of the Spousal Continuance Benefit by a surviving spouse who is younger than 80, the Roll-Up under the surviving spouse's Contract will be adjusted to equal the Contract Value (as adjusted to reflect the Greater of Roll-Up or Step-Up Spousal Continuance Benefit). Moreover, for a surviving spouse who is younger than 80 upon activation of the Spousal Continuance Benefit, we will re-set the surviving spouse's Roll-Up Cap to equal 200% of the Contract Value (as adjusted to reflect the Roll-Up Spousal Continuance Benefit). We will make no adjustment to either the Roll-Up or the Roll-Up Cap if the surviving spouse is 80 or older upon activation of the Spousal Continuance Benefit. If the surviving spouse was younger than 80 at the Owner's death, then we will continue to increase the Roll-Up annually until the earlier of either (i) the surviving spouse's attainment of age 80 or (ii) the attainment of the Roll-Up Cap (i.e., the re-set Roll-Up Cap discussed above).

            For the Step-Up, upon activation of the Spousal Continuance Benefit by a surviving spouse who is younger than 80, the Step-Up under the surviving spouse's Contract will be adjusted to equal the Contract Value (as adjusted to reflect the Greater of Roll-Up or Step-Up Spousal Continuance Benefit). Moreover, for a surviving spouse who is younger than 80 upon activation of the Spousal Continuance Benefit, we will continue to compute the Step-Up annually on the Contract Anniversary. We will make no adjustment to the Step-Up if the surviving spouse is 80 or older upon activation of the Spousal Continuance Benefit.

            We intend reference to attainment of age 80 to refer to the contract anniversary on or following the actual 80th birthday of the surviving spouse.

Except as modified herein, all terms and conditions of the Contract remain unchanged.

                                          Pruco Life Insurance Company


                                          By
                                                Secretary


ORD 112382                             5                                  GRU&RU

[PRUDENTIAL FINANCIAL LOGO]

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                WAIVER OF WITHDRAWAL CHARGES DUE TO NURSING HOME
                             CONFINEMENT ENDORSEMENT

This Endorsement is made part of the Contract to which it is attached. This Endorsement is effective on the Contract Date. In case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following provisions are hereby added to the Contract:

We will waive all Withdrawal Charges upon receipt of due proof of the following conditions:

      1. The Owner has been confined to an Eligible Nursing Home or Eligible Hospital;

      2. Such confinement has been for a continuous period of at least 90 days; and

      3. The Owner was not confined in an Eligible Nursing Home or Hospital on the Contract Date.

The waiver of Withdrawal Charges will apply to the confinement of the Annuitant if the Owner is a non-natural person. The waiver of Withdrawal Charges is not available if the Contract has been assigned.

DEFINITIONS:

      ELIGIBLE NURSING HOME: An institution or special nursing unit of a hospital that meets at least one of the following requirements:

      1. It is Medicare-approved as a provider of skilled nursing care services;

      2. It is licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or

      3.    It meets all the following requirements:

      (a) It is licensed as a nursing home by the state in which it is located;

      (b) Its main function is to provide skilled, intermediate, or custodial nursing care;

      (c) It is engaged in providing continuous room and board accommodations to 3 or more persons;

      (d) It is under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);

      (e)   It maintains a daily medical record of each patient; and

      (f)   It maintains control and records for all medications dispensed.


ORD 98504                           Page 1

      ELIGIBLE HOSPITAL: An institution that meets either of the following requirements:

            1. It is accredited as a hospital under the Hospital Accreditation Program of the Joint Commission on Accreditation of Healthcare Organizations; or

            2. It is legally operated, has 24-hour a day supervision by a staff of doctors, has 24-hour a day nursing service by registered graduate nurses, and either:

                  (a) It mainly provides general inpatient medical care and treatment of sick and injured persons by the use of medical, diagnostic and major surgical facilities. All such facilities are located in it or are under its control; or

                  (b) It mainly provides specialized inpatient medical care and treatment of sick or injured persons by the use of medical and diagnostic facilities (including x-ray and laboratory). All such facilities are located in it, are under its control, or are available to it under a written agreement with a hospital (as defined above) or with a specialized provider of these facilities.

     An eligible hospital is not an institution, or part of one, that: (a) furnished mainly homelike or custodial care, or training in the routines of daily living; or (b) is mainly a school.

                                    Signed for Pruco Life Insurance Company


                                    By
                                                Secretary


ORD 98504                           Page 2

[PRUDENTIAL FINANCIAL LOGO]

                                          Pruco Life Insurance Company
                                          Phoenix, Arizona 85014

                                           a Prudential company

                       WAIVER OF WITHDRAWAL CHARGES DUE TO
                          TERMINAL ILLNESS ENDORSEMENT

This Endorsement is made part of the Contract to which it is attached. This Endorsement is effective on the Contract Date. In case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The following provisions are hereby added to the Contract:

We will waive all Withdrawal Charges upon receipt of due proof of the following conditions:

      1.    The Owner has a Terminal Illness;

      2. The Terminal Illness is certified in written form acceptable to us by a licensed physician who is not the Owner, Annuitant, or Beneficiary under the Contract or a spouse, parent or child of the Owner, Annuitant or Beneficiary under the Contract.

This Endorsement will apply to the Terminal Illness of the Annuitant if the Owner is a non-natural person. The waiver of Withdrawal Charges is not available if the Contract has been assigned.

DEFINITIONS:

      TERMINAL ILLNESS: An illness or physical condition which is reasonably expected to result in death in twelve months or less.


                                    Signed for Pruco Life Insurance Company


                                    By
                                                Secretary


ORD 98505